UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549



                                       FORM 8-K


                                    Current Report
                           Pursuant to Section 13 or 15(d)
                                       of the
                           Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported):       April 19, 1994



                                   NUI Corporation
                (Exact Name of Registrant as Specified in its Charter)

                                      New Jersey
                    (State or Other Jurisdiction of Incorporation)


            1-8353                                            22-1869941
        (Commission File                                  (I.R.S. Employer
           Number)                                      Identification Number)


        550 Route 202-106, P.O. Box 760, Bedminster, New Jersey    07921-0760
        (Address of Principal Executive Offices)                   (Zip Code)

                                    (718) 781-0500
                 (Registrant's Telephone Number, Including Area Code)


                                    Not Applicable
            (Former Name or Former Address, if Changed Since Last Report)









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        Item 1.   Changes in Control of Registrant

                  Not applicable.


        Item 2.   Acquisition or Disposition of Assets

                  The attached Press Release of NUI Corporation, dated April 19, 1994, is incorporated by reference herein.


        Item 3.   Bankruptcy or Receivership

                  Not applicable.


        Item 4.   Changes in Registrant's Certifying Accountant

                  Not applicable.


        Item 5.   Other Events

                  Not applicable.


        Item 6.   Resignation of Registrant's Directors

                  Not applicable.


        Item 7.   Financial Statements and Exhibits

                  (a)  Not applicable.

                  (b)  Not applicable.

                  (c)  Exhibits

             Exhibit 99 -- Press Release of NUI Corporation, dated April 19,
        1994


        Item 8.   Change in Fiscal Year

                  Not applicable.




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                                      SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NUI CORPORATION



                                      By:     /S/ Joseph P. Coughlin

                                      Name:   Joseph P. Coughlin

                                      Title:  Senior Vice President &
                                              Secretary


        Date:  April 20, 1994












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                                    EXHIBIT INDEX

                                                                      Page No.


        99   Press Release of NUI Corporaton,
             dated April 20, 1994                                     5-7






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